EXHIBIT 10.2


                    AMENDMENT NO. 1 TO CREDIT AGREEMENT


     THIS AMENDMENT AGREEMENT (this "AMENDMENT NO. 1"), dated as of February 10, 1998, among AUTOZONE, INC., a Nevada corporation (the "BORROWER"), the various lending institutions parties hereto (each a "Lender" and collectively, the "LENDERS"), and NATIONSBANK, N.A., a national Lending association, as agent for the Lenders (in such capacity, the "AGENT");


                           W I T N E S S E T H:


     WHEREAS, the Borrower, the Lenders, United States National Bank of Oregon ("USNBO") and the Agent entered into that certain Credit Agreement, dated as of December 20, 1996 (the "EXISTING CREDIT AGREEMENT"); and

     WHEREAS, the Borrower has elected to exercise its rights pursuant to
Section 3.4(b) of the Existing Credit Agreement to increase the Revolving Committed Amount from $275,000,000 to $350,000,000 and the Lenders have agreed to participate in such increase; and

     WHEREAS, USNBO has declined to participate in such increase and has requested to have its Loans repaid in full and its Revolving Commitment terminated; and

     WHEREAS, immediately prior to the effectiveness of this Amendment No. 1, the Loans of USNBO have been repaid and its Revolving Commitment terminated; and

     WHEREAS, the Borrower, the Lenders and the Agent have agreed to execute this Amendment No. 1 for purposes of reflecting the increase in the Revolving Committed Amount from $275,000,000 to $350,000,000 and the repayment of the Loans of USNBO and the termination of the Revolving Commitment of USNBO;

     NOW, THEREFORE, in consideration of the agreements herein contained, the parties hereby agree as follows:

                                  PART I
                                DEFINITIONS

     SUBPART 1.1. CERTAIN DEFINITIONS. Unless otherwise defined herein or the context otherwise requires, terms used in this Amendment No. 1, including its preamble and recitals, have the following meanings (such meanings to be equally applicable to the singular and plural forms thereof):

     "AMENDED CREDIT AGREEMENT" means the Existing Credit Agreement as amended hereby.

     "AMENDMENT NO. 1 EFFECTIVE DATE" is defined in SUBPART 3.1.

     SUBPART 1.2. OTHER DEFINITIONS. Unless otherwise defined herein or the context otherwise requires, terms used in this Amendment No. 1, including its preamble and recitals, have the meanings provided in the Amended Credit Agreement.


                                  PART II
                  AMENDMENTS TO EXISTING CREDIT AGREEMENT

     Effective on (and subject to the occurrence of) the Amendment No. 1 Effective Date, the Existing Credit Agreement is hereby amended in accordance with this PART II. Except as so amended, the Existing Credit Agreement, the Notes and the other Credit Documents shall continue in full force and effect.

     SUBPART 2.1 AMENDMENTS TO SECTION 1. Section 1 of the Existing Credit Agreement is hereby amended by inserting, in the alphabetically appropriate place, the following definitions:

          "AMENDMENT NO. 1" means Amendment No. 1 to Credit Agreement, dated as of February 10, 1998, among the Borrower, the Agent and the Lenders, amending this Credit Agreement as then in effect.

     SUBPART 2.2 AMENDMENTS TO SCHEDULE 2.1(A). SCHEDULE 2.1(A) to the Existing Credit Agreement is deleted and replaced with SCHEDULE 2.1(A) attached hereto.

                                 PART III
                          CONSENTS AND AGREEMENTS

     SUBPART 3.1 SECTION 3.4(B). The Borrower acknowledges and agrees that it shall have no additional rights pursuant to Section 3.4(b) of the Existing Credit Agreement after the effectiveness of this Amendment No. 1. The Borrower and the Lenders agree that the execution of this Amendment No. 1 shall satisfy all of the requirements under Section 3.4(b) (including all notice requirements thereunder).

     SUBPART 3.2 USNBO. The Lenders hereby consent to the repayment of the Loans of USNBO and the termination of the Revolving Commitment of USNBO and waive any violations of Sections 3.12 and 3.13 of the Existing Loan Agreement on account of such repayment and termination.


                                  PART IV
                        CONDITIONS TO EFFECTIVENESS

     SUBPART 4.1. AMENDMENT NO. 1 EFFECTIVE DATE. This Amendment shall be and become effective on such date (the "AMENDMENT NO. 1 EFFECTIVE DATE") on or prior to February 10, 1998, when all of the conditions set forth in this SUBPART 4.1 shall have been satisfied, and thereafter, this Amendment No. 1 shall be known, and may be referred to, as "Amendment No. 1."

     SUBPART 4.1.1. EXECUTION OF COUNTERPARTS. The Agent shall have received counterparts of this Amendment No. 1, each of which shall have been duly executed on behalf of the Borrower, the Agent and the Lenders.

     SUBPART 4.1.2. REVOLVING NOTES AND COMPETITIVE NOTES. The Agent shall have received a replacement Revolving Note and a replacement Competitive Note for each Lender, each of which shall have been duly executed on behalf of the Borrower. The Lenders agree to return their existing Revolving Notes and their existing Competitive Notes promptly after their receipt of the replacement notes therefor.

     SUBPART 4.1.3. LEGAL DETAILS, ETC. All documents executed or submitted pursuant hereto shall be reasonably satisfactory in form and substance to the Agent and its counsel. The Agent and its counsel shall have received all information, and such counterpart originals or such certified or other copies of such originals, as the Agent or its counsel may reasonably request, and all legal matters incident to the transactions contemplated by this Amendment No. 1 shall be reasonably satisfactory to the Agent and its counsel.


                                  PART V
                               MISCELLANEOUS

     SUBPART 5.1 CROSS-REFERENCES. References in this Amendment No. 1 to any Part or Subpart are, unless otherwise specified, to such Part or Subpart of this Amendment No. 1.

     SUBPART 5.2 INSTRUMENT PURSUANT TO EXISTING CREDIT AGREEMENT. This Amendment No. 1 is a document executed pursuant to the Existing Credit Agreement and shall (unless otherwise expressly indicated therein) be construed, administered and applied in accordance with the terms and provisions of the Existing Credit Agreement.

     SUBPART 5.3 CREDIT DOCUMENTS. The Borrower hereby confirms and agrees that the Credit Documents are, and shall continue to be, in full force and effect, and hereby ratifies and confirms in all respects its obligations thereunder, except that, upon the effectiveness of, and on and after the date of, this Amendment No. 1, all references in each Credit Document to the "Credit Agreement", "thereunder", "thereof" or words of like import referring to the Existing Credit Agreement shall mean the Amended Credit Agreement.

     SUBPART 5.4 COUNTERPARTS, EFFECTIVENESS, ETC. This Amendment No. 1 may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

     SUBPART 5.5 GOVERNING LAW; ENTIRE AGREEMENT. THIS AMENDMENT NO. 1 SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NORTH CAROLINA WITHOUT GIVING EFFECT TO THE CONFLICT OF LAW PRINCIPLES THEREOF.

     SUBPART 5.6 SUCCESSORS AND ASSIGNS. This Amendment No. 1 shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

     SUBPART 5.7 REPRESENTATIONS AND WARRANTIES. The Borrower represents and warrants to the Agent and the Lenders that (i) the representations and warranties made in Section 5 of the Existing Credit Agreement are true and correct on and as of the Amendment No. 1 Effective Date as though made on such date and (ii) no Default or Event of Default has occurred and remains uncured as of the Amendment No. 1 Effective Date.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 1 to be executed by their respective duly authorized officers as of the day and year first above written.


                              AUTOZONE, INC.

                              By  /s/ Robert J. Hunt
                                  -----------------------
                              Title  EVP & CFO


                              By  /s/ Harry L. Goldsmith
                                  ------------------------
                              Title  S.V.P.


                              NATIONSBANK, N.A.,
                               in its capacity as Agent and
                               in its individual capacity
                               as a Lender


                              By  /s/ Mark D. Halmrast
                                  ------------------------
                                  Mark D. Halmrast

                              Title  Vice President


                              SUNTRUST BANK, NASHVILLE, N.A.,
                               individually in its capacity as a Lender and in its capacity as Co-Agent

                              By  /s/ Bryan W. Ford
                                  -------------------------
                                  Bryan W. Ford

                              Title  Vice President


                              Bank of America NT & SA,
                              successor by merger to
                              BANK OF AMERICA ILLINOIS

                              By  /s/ Sandra S. Ober
                                  ---------------------------
                                  Sandra S. Ober

                              Title  Managing Director


                              THE FIRST NATIONAL BANK OF CHICAGO

                              By  /s/ Catherine A. Muszynski
                                  ----------------------------
                                  Catherine A. Muszynski

                              Title  Vice President


                              FIRST UNION NATIONAL BANK OF
                               TENNESSEE

                              By  /s/ Robert T. Page
                                  -------------------------------

                              Title  VP


                              FIRST TENNESSEE BANK NATIONAL
                               ASSOCIATION

                              By   /s/ Joseph M. Evangelisti
                                   -------------------------------

                              Title  SVP


                              UNION PLANTERS BANK, N.A.


                              By   /s/ Leonard McKinnon
                                   --------------------------------

                              Title  Senior Vice President

                          SCHEDULE 2.1(A)

                              LENDERS

                                               Commitment               Revolving
              LENDER                           PERCENTAGE               COMMITMENT
NationsBank, N.A.                              21.4285714%              $75,000,000.00
NationsBank Corporate Center
NC1007-8-7
Charlotte, NC 28255
Attn:  Jeb Ball
Tel: (704) 386-9718
Fax: (704) 388-0373

SunTrust Bank, Nashville, N.A.                 20.0000000%              $70,000,000.00
6410 Poplar Avenue
Suite 320
Memphis, TN 38119
Attn:  Bryan W. Ford
Tel: (901) 766-7561
Fax: (901) 766-7565

Bank of America Illinois                       18.5714286%              $65,000,000.00
231 S. LaSalle
Chicago, IL  60697
Attn:  Casey Cosgrove
Tel: (312) 828-3092
Fax: (312) 828-6269

The First National Bank of Chicago             14.2857143%              $50,000,000.00
One First National Plaza
Mail Suite 0086
Chicago, IL 60670-0324
Attn:  Cathy Muszynski
Tel: (312) 732-7634
Fax: (312) 732-1117

First Union National Bank                      12.8571429%              $45,000,000.00
150 4th Avenue
2nd Floor
Nashville, TN 37219
Attn:  Larry Fuschino
Tel: (615) 251-0857
Fax: (615) 251-0894

Union Planters National Bank                   7.1428571%               $25,000,000.00
6200 Poplar Avenue
4th Floor
Memphis, TN 38119
Attn:  Leonard McKinnon
Tel: (901) 580-5481
Fax: (901) 580-5451

First Tennessee Bank National Association      5.7142857%               $20,000,000.00
165 Madison Avenue, 9th Floor
Memphis, TN 38103
Attn: Jim Moore
Tel: (901) 523-4108
Fax: (901) 523-4267


Total:                                         100%                     $350,000,000.00